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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust 1996-2
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                                                   Sum of 1/16/96 - 12/16
                                                     Distribution Dates

Ending Pool Principal Balance                           3,384,560,372.07
Series 1996-2 Participation Invested Amount               971,581,227.78
Seller Amount                                             938,413,608.19
Remittances on the Participation                           93,764,451.82
Optimum Monthly Principal                                  73,218,772.22
Accelerated Principal Payment                                 847,439.49

Ending Class A-1 Note Security Balance                    719,933,788.29
Ending Class A-2 Note Security Balance                     52,240,000.00
Ending Class A-3 Note Security Balance                     67,900,000.00
Ending Class B Note Security Balance                       49,370,000.00
Ending Certificate Security Balance                        36,886,000.00
Ending Overcollateralization Amount                        45,251,439.49

Ending Class A-1 Adjusted Balance                         719,933,788.29
Ending Class A-2 Adjusted Balance                          52,240,000.00
Ending Class A-3 Adjusted Balance                          67,900,000.00
Ending Class B Adjusted Balance                            49,370,000.00
Ending Certificate  Adjusted Balance                       36,886,000.00
Ending Overcollateralization Amount                        45,251,439.49

Class A-1 Interest Paid                                    13,138,334.50
Class A-2 Interest Paid                                       923,769.06
Class A-3 Interest Paid                                     1,221,623.42
Class B Interest Paid                                         923,252.32
Certificate Yield Paid                                        729,599.24

Class A-1 Unpaid Interest                                           0.00
Class A-2 Unpaid Interest                                           0.00
Class A-3 Unpaid Interest                                           0.00
Class B Unpaid Interest                                             0.00
Cetificate Unpaid Yield                                             0.00

Class A-1 Principal Paid                                   74,066,211.71
Class A-2 Principal Paid                                            0.00
Class A-3 Principal Paid                                            0.00
Class B Principal Paid                                              0.00
Certificate  Principal Paid                                         0.00
OC Principal Paid                                                   0.00

 Total Charge-Offs:                                                 0.00

Interest paid per $1,000 Class A-1                                 16.55
Principal paid per $1,000 Class A-1                                93.28
Interest paid per $1,000 Class A-2                                 17.68
Principal paid per $1,000 Class A-2                                 0.00
Interest paid per $1,000 Class A-3                                 17.99
Principal paid per $1,000 Class A-3                                 0.00
Interest paid per $1,000 Class B                                   18.70
Principal paid per $1,000 Class B                                   0.00
Yield Paid per $1000 Certificate                                   19.78
Principal Paid per $1000 Certificate                                0.00